Exhibit 99.1

Flowserve Appoints Ken Siegel to Its Board of Directors

DALLAS--(BUSINESS WIRE)--August 17, 2022--Flowserve Corporation (NYSE: FLS), a leading provider of flow control products and services for the global infrastructure markets, today announced that its board of directors has elected Ken Siegel as an independent director and a member of the Audit Committee and Finance and Risk Committee of the board, effective August 16, 2022.

“We are excited to welcome Ken to our board of directors,” said Scott Rowe, Flowserve president and chief executive officer. “Ken’s deep experience in corporate development, mergers and acquisitions, and strategic planning will be extremely valuable as we continue to position Flowserve for long-term growth through our Diversify, Decarbonize and Digitize strategy.”

Mr. Siegel is a Senior Vice President at Loews Corporation responsible for monitoring the performance of Loews’ operating businesses and focuses on strategic planning, mergers and acquisitions, corporate development, and financing activities. Mr. Siegel is a member of the board of directors of CNA Financial Corporation, a publicly traded subsidiary of Loews, and he also serves on the board of Altium Packaging and is the chairman of the board of Boardwalk Pipelines. Additionally, Mr. Siegel has more than 30 years of experience in investment banking in New York and London. He was head of Mergers & Acquisitions for several industry groups at Barclays Capital and Lehman Brothers.

“The board looks forward to the addition of Ken’s expertise,” said David Roberts, chairman of the Flowserve board of directors. “We believe his perspective and insights will be beneficial as we continue to drive profitability and long-term value creation for all shareholders.”

Mr. Siegel holds a Bachelor of Science in industrial and labor relations from Cornell University and a Master of Business Administration from Harvard Business School. He is also a member of the Council on Foreign Relations and was a past member of the Advisory Council of the College of Agriculture and Life Sciences at Cornell University.

“I am honored to join the Flowserve board of directors and work together with Flowserve’s leadership team to help drive the company’s strategic profitable growth,” said Mr. Siegel. “Flowserve has a clear direction with its 3D strategy, and I am excited to see the company continue to build on the momentum of its Diversification, Decarbonization and Digitization efforts to support the needs of its customers today and in the future.”

About Flowserve: Flowserve Corp. is one of the world’s leading providers of fluid motion and control products and services. Operating in more than 55 countries, the company produces engineered and industrial pumps, seals and valves as well as a range of related flow management services. More information about Flowserve can be obtained by visiting the company’s Web site at www.flowserve.com.

Safe Harbor Statement: This news release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Words or phrases such as, "may," "should," "expects," "could," "intends," "plans," "anticipates," "estimates," "believes," "forecasts," "predicts" or other similar expressions are intended to identify forward-looking statements, which include, without limitation, earnings forecasts, statements relating to our business strategy and statements of expectations, beliefs, future plans and strategies and anticipated developments concerning our industry, business, operations and financial performance and condition.

The forward-looking statements included in this news release are based on our current expectations, projections, estimates and assumptions. These statements are only predictions, not guarantees. Such forward-looking statements are subject to numerous risks and uncertainties that are difficult to predict. These risks and uncertainties may cause actual results to differ materially from what is forecast in such forward-looking statements, and include, without limitation, the following: the impact of the global outbreak of COVID-19 on our business and operations; a portion of our bookings may not lead to completed sales, and our ability to convert bookings into revenues at acceptable profit margins; changes in global economic conditions and the potential for unexpected cancellations or delays of customer orders in our reported backlog; our dependence on our customers’ ability to make required capital investment and maintenance expenditures; if we are not able to successfully execute and realize the expected financial benefits from our strategic transformation and realignment initiatives, our business could be adversely affected; risks associated with cost overruns on fixed-fee projects and in taking customer orders for large complex custom engineered products; the substantial dependence of our sales on the success of the oil and gas, chemical, power generation and water management industries; the adverse impact of volatile raw materials prices on our products and operating margins; economic, political and other risks associated with our international operations, including military actions, trade embargoes, epidemics or pandemics or changes to tariffs or trade agreements that could affect customer markets, particularly North African, Russian and Middle Eastern markets and global oil and gas producers, and non-compliance with U.S. export/re-export control, foreign corrupt practice laws, economic sanctions and import laws and regulations; increased aging and slower collection of receivables, particularly in Latin America and other emerging markets; our exposure to fluctuations in foreign currency exchange rates, including in hyperinflationary countries such as Venezuela and Argentina; our furnishing of products and services to nuclear power plant facilities and other critical processes; potential adverse consequences resulting from litigation to which we are a party, such as litigation involving asbestos-containing material claims; expectations regarding acquisitions and the integration of acquired businesses; our relative geographical profitability and its impact on our utilization of deferred tax assets, including foreign tax credits; the potential adverse impact of an impairment in the carrying value of goodwill or other intangible assets; our dependence upon third-party suppliers whose failure to perform timely could adversely affect our business operations; the highly competitive nature of the markets in which we operate; environmental compliance costs and liabilities; potential work stoppages and other labor matters; access to public and private sources of debt financing; our inability to protect our intellectual property in the U.S., as well as in foreign countries; obligations under our defined benefit pension plans; our internal control over financial reporting may not prevent or detect misstatements because of its inherent limitations, including the possibility of human error, the circumvention or overriding of controls, or fraud; the recording of increased deferred tax asset valuation allowances in the future or the impact of tax law changes on such deferred tax assets could affect our operating results; our information technology infrastructure could be subject to service interruptions, data corruption, cyber-based attacks or network security breaches, which could disrupt our business operations and result in the loss of critical and confidential information; ineffective internal controls could impact the accuracy and timely reporting of our business and financial results; and other factors described from time to time in our filings with the Securities and Exchange Commission.

All forward-looking statements included in this news release are based on information available to us on the date hereof, and we assume no obligation to update any forward-looking statement.

Contacts

Investor Contacts:
Jay Roueche, Vice President, Investor Relations & Treasurer, (972) 443-6560
Mike Mullin, Director, Investor Relations, (214) 697-8568

Media Contact:
Lars Rosene, Vice President, Corporate Communications & Public Affairs, (972) 443-6644